UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2021

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150

Ann Arbor, MI

(Address of principal executive offices)

48108

(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02. Results of Operations and Financial Condition

On October 18, 2021, Esperion Therapeutics, Inc. (the “Company”) issued a press release announcing its preliminary, unaudited financial results for the third quarter ended September 30, 2021 and reduction in force (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. Complete quarterly results will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Item 2.05. Costs Associated with Exit or Disposal Activities

On October 18, 2021, the Company, upon the approval of the Board of Directors of the Company, announced a reduction in force (the “Reduction”) of approximately 40 percent of its workforce across the United States, or approximately 170 employees. The Reduction was approved after a systematic review of the organization and the challenges associated with launching NEXLETOL and NEXLIZET during the COVID pandemic and in connection with the Company’s plan to align operational and expense structure to better enable future growth for its approved products and to prioritize its investment in CLEAR Outcomes trial. The Reduction is expected to be substantially complete as of October 31, 2021. The total costs related to the Reduction are estimated to be approximately $6.2 million, of which approximately $6.2 million will result in future cash outlays primarily related to severance costs and related expenses.

The estimates of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ.

Item 8.01. Other Events.

Business Update

The Company is filing information for the purpose of supplementing and updating certain aspects of the description of its business from that described under the heading, “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2021. The updated disclosure is set forth below:

On October 18, 2021, the Company announced its plan to align operational and expense structure to better enable future growth for its two first-in-class oral medicines, NEXLETOL and NEXLIZET, and prioritize its investment in the CLEAR Outcomes trial. The Company will be reducing operational expense across its organization through a 40% corporate workforce reduction and through targeted program savings. The Company will focus its commercialization efforts on an optimized blend of focused outreach including a streamlined sales force, directed to targeted cardiologists and primary care physicians, and a suite of digital initiatives designed to increase awareness and utilization of our medicines in appropriate patients.

The Company also pre-announced preliminary, unaudited U.S. net product revenue of $10.5 million to $11.0 million for the quarter ended September 30, 2021. The Company revised its 2021 operating expense guidance and expects at least $20 million of savings from prior issued mid-point expense guidance. The Company now estimates Research and Development expenses for fiscal year 2021 to be $110 to $115 million (from $120 to $130 million previously) and Selling, General and Administrative expenses for fiscal year 2021 to be $195 to $200 million (from $200 to $210 million previously), inclusive of $25 million of non-cash, stock-based compensation expense. These reductions reflect optimization activities already implemented, as well as additional savings the Company expects to realize during the third and fourth quarter of 2021.

The Company anticipates Research and Development expenses for fiscal year 2022 to be $100 to $110 million and Selling, General and Administrative expenses for fiscal year 2022 to be $120 to $130 million. The Company expects fiscal year 2022 operating expenses to be $220 to $240 million, inclusive of $25 million of non-cash, stock-based compensation expense.

As of September 30, 2021, total cash, cash equivalents, and restricted cash totaled approximately $153.7 million, assuming $50.0 million will become restricted cash subject to a block account control agreement pursuant to the Amendment to the Security Agreement and Waiver (the “Amendment and Waiver”) by and among the Company, Eiger Partners II LP and Eiger III SA LLC (“Oberland”) after Specified Net Revenue (as defined in the Amendment and Waiver) for the quarter ended September 30, 2021 did not exceed $15.0 million, unless we are able to negotiate a waiver with Oberland on terms that are acceptable to both parties. There were approximately 26.8 million shares of common stock outstanding, excluding the 2.0 million treasury shares to be purchased in the prepaid forward transaction as part of the convertible debt financing with another 4.6 million issuable upon exercise of stock options and vesting of restricted stock units.

The preliminary unaudited results described in this Form 8-K are estimates only and are subject to revision until the Company reports full financial results for the quarter ended September 30, 2021.

Risk Factors

The Company is supplementing the risk factors previously included in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 23, 2021, update the following new risk factors:

Risks Related to Our Capital Needs

Our payment obligations under the Revenue Interest Purchase Agreement with Oberland may adversely affect our financial position or results of operations and our ability to raise additional capital which in turn may increase our vulnerability to adverse regulatory developments or economic or business downturns.

On June 26, 2019, we entered into the RIPA with Oberland and the Purchasers named therein. Pursuant to the RIPA, Oberland paid us $125.0 million on closing, less certain transaction expenses, and, Oberland paid us an additional $25.0 million in March 2020 upon receiving regulatory approval of NEXLETOL. Pursuant to the RIPA Amendment, we received the final $50.0 million. As consideration for the payments, Oberland has the right to receive certain revenue interests from us based on the net sales of certain products, once approved, which will be tiered payments initially ranging from 3.33% to 10% of our net sales in the covered territory. See Note 8 "Liability Related to the Revenue Interest Purchase Agreement" in our condensed financial statements included in our Form 10-Q for the quarter ended June 30, 2021.

The RIPA and the revenue interest stream payable to Oberland could have important negative consequences to the holders of our securities. For example, a portion of our cash flow from operations will be needed to pay certain revenue interests to Oberland and will not be available to fund future operations. Further, if we fail to achieve the Specified Net Revenue thresholds, we will be obligated to deposit $50 million into the Blocked Account, which would reduce our unrestricted cash and could have a material adverse effect, unless we are able to negotiate a waiver with Oberland on terms that are acceptable to both parties.

Payment requirements under the RIPA will increase our cash outflows. Our future operating performance is subject to market conditions and business factors that are beyond our control. If our cash inflows and capital resources are insufficient to allow us to make required payments, we may have to reduce or delay capital expenditures, sell assets or seek additional capital. If we raise funds by selling additional equity, such sale would result in dilution to our stockholders. There is no assurance that if we are required to secure funding we can do so on terms acceptable to us, or at all. Failure to pay certain amounts to Oberland when due would result in a default under the RIPA and result in foreclosure on certain of our assets which would have a material adverse effect.

The RIPA contains customary affirmative and negative non-financial covenants and events of default, including, covenants and restrictions that among other things, grant a senior security interest in our assets and restrict our ability to incur liens, incur additional indebtedness, make loans and investments, engage in mergers and acquisitions, and engage in asset sales. Additionally, the Purchasers under the RIPA have an option (the “Put Option”) to terminate the RIPA and to require the Company to repurchase future Revenue Interests upon enumerated events such as a bankruptcy event, an uncured material breach, a material adverse effect (which can include adverse developments related to the regulatory approval of our product candidates) or a change of control. The triggering of the Put Option, including by our failure to comply with these covenants, could permit the Purchasers to declare certain amounts to be immediately due and payable. If we default under the terms of the RIPA, including by failure to make such accelerated payments, the Purchasers take control of our pledged assets. Further, if we are liquidated, the Purchasers’ right to repayment would be senior to the rights of the holders of our common stock. Any triggering of the Put Option or other declaration by the Purchasers of an event of default under the RIPA could significantly harm our financial condition, business and prospects and could cause the price of our common stock to decline.

Risks Related to Our Financial Position

We have incurred significant operating losses since our inception, and anticipate that we will incur continued losses for the foreseeable future.

Pharmaceutical product development is a highly speculative undertaking and involves a substantial degree of risk. We were incorporated in January 2008. Our operations to date have been limited primarily to organizing and staffing our company and conducting research and development activities for bempedoic acid and the bempedoic acid / ezetimibe combination tablet, as well as preparing for the commercial launch and the initial commercial launch of these products. Since the launch of our products, we have generated between $40.4 million and $40.9 million in revenue from product sales in the U.S. We have obtained regulatory approval for both products from the FDA in the U.S., the EC in Europe and Swissmedic in Switzerland, but have not received approval for bempedoic acid and the bempedoic acid / ezetimibe combination tablet from any other regulatory agency. As such, we are subject to all the risks incident to the development, regulatory approval and commercialization of new pharmaceutical products and we may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors.

Since our inception, we have focused substantially all of our efforts and financial resources on developing bempedoic acid. We have funded our operations to date primarily through proceeds from sales of preferred stock, public offerings of common stock, convertible promissory notes and warrants, the incurrence of indebtedness, milestone payments from collaboration agreements and revenue interest purchase agreements, and we have incurred losses in each year since our inception. Our net losses were $143.6 million, $97.2 million and $201.8 million for the years ended December 31, 2020, 2019 and 2018, respectively. As of June 30, 2021, we had an unaudited accumulated deficit of $971.9 million. Substantially all of our operating losses resulted from costs incurred in connection with our development program and from selling, general and administrative costs associated with our operations. While we will be reducing operational expense across our organization through the 40% corporate workforce reduction and through targeted program savings, we will have to attempt to secure additional cash resources or implement additional cost reduction initiatives as needed to continue to fund the commercialization and further development of bempedoic acid and the bempedoic acid / ezetimibe combination tablet. After taking into account the 40% corporate workforce reduction and other targeted program savings, and excluding the $50.0 million of restricted cash (which we assume will become restricted cash, unless we are able to negotiate a waiver with Oberland on terms that are acceptable to both parties, and which, once restricted, could remain restricted until our secured obligations under the RIPA are satisfied ), we expect that our current cash runway allows us to operate into the second quarter of 2022.

Our prior losses, combined with expected future losses, have had and will continue to have an adverse effect on our stockholders’ equity and working capital. We expect to continue to incur significant expenses and increasing operating losses for the foreseeable future related to the CLEAR Outcomes trial and to commercialization activities, as well as other related personnel and activities. Our research and development expenses are expected to continue in the foreseeable future as they relate to our ongoing CLEAR Outcomes trial and any other early-stage development programs or additional indications we choose to pursue. We also expect to incur significant sales, marketing and outsourced manufacturing expenses and expect further significant increases in our general and administration expenses in connection with the commercialization of bempedoic acid and the bempedoic acid / ezetimibe combination tablet, respectively. Even though bempedoic acid and the bempedoic acid / ezetimibe combination tablet are approved in the U.S. and Europe for commercial sale, and despite expending these costs, bempedoic acid or the bempedoic acid / ezetimibe combination tablet may not be commercially successful drugs. As a public company, we have incurred and will continue to incur additional costs associated with operating as a public company. As a result, we expect to continue to incur significant and increasing operating losses for the foreseeable future. Because of the numerous risks and uncertainties associated with developing pharmaceutical products, we are unable to predict the extent of any future losses or when we will become profitable, if at all. Even if we do become profitable, we may not be able to sustain or increase our profitability on a quarterly or annual basis.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding marketing strategy and commercialization plans, restructuring and operational expenses, future operations, commercial products, clinical development, plans for potential future product candidates, financial condition and outlook, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Any express or implied statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ significantly from those projected, including, without limitation, the impact of the ongoing COVID-19 pandemic on its business, revenues, results of operations and financial condition, the net sales, profitability, and growth of its commercial products, clinical activities and results, supply chain, commercial development and launch plans, and the risks detailed in the Company’s filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 18, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer